4th Quarter 2017 Investor Presentation Exhibit 99.1

Forward Looking Statement This presentation contains forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this presentation. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements. Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond CenterState’s control. These forward looking statements, many of which, with respect to future business decisions and actions, are subject to change, may cause the actual results, performance or achievements of CenterState or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Examples of uncertainties and contingencies include, among other important factors, general economic and business conditions, expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution, market and monetary fluctuations, including fluctuations in mortgage markets, responses to any or all of these conditions, the actions of the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and other regulators and agencies, pending, threatened, or possible future regulatory or judicial actions, proceedings or outcomes, changes in laws and regulations applicable to CenterState, the possibility that the anticipated benefits of the completed transactions will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies, or diversion of management’s attention from ongoing business operations and opportunities, CenterState’s success in executing its business plan and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of CenterState. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings, under the title “Risk Factors.” You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings.

Overview of Franchise Established in 2000 Ticker Symbol: CSFL (NASDAQ) Headquartered in Winter Haven, FL on the I-4 Corridor Data as of 12/31/17, Pro-forma data excludes purchase accounting adjustments and branch consolidations Tampa Jacksonville Winter Haven Miami Ocala Gainesville Sarasota Daytona Beach St. Augustine Vero Beach Boca Raton Orlando 12/31/17 $7.1B in assets $4.8B in loans $5.6B in deposits 78 branches Pro-Forma 12/31/17 $10.2B in assets $6.8B in loans $8.0B in deposits 142 branches CSFL (78) Harbor (46) SBCP(18)

Stock Price Performance Over 1, 3 & 5 Year Periods Source: SNL Financial 1 Year: 1/1/17 – 12/31/17 3 Year: 1/1/15 – 12/31/17 5 Year: 1/1/13– 12/31/17

Banking the Sunshine State Image Credit: ESA/NASA

Florida ranks as the #1 state in the nation for net domestic migration (2). Florida’s ~$926B economy is 70% larger than any other state in the southeastern United States and maintains an attractive tax policy (3). If the Sunshine State was a country, Florida’s economy would be the 18th largest in the world – larger than Saudi Arabia, Poland and Argentina (4). Why Invest in Florida? Sources:(1) The Wall Street Journal and IRS; adjusted gross income as reported on individual income tax returns. (2)US Census Bureau (3)Bureau of Economic Analysis (4)International Monetary Fun, World Economic Outlook Population Growth (2) Adjusted Gross Income Migration ($bn) New Jersey Connecticut Illinois Florida 2012 ($1.7) ($1.8) ($3.3) $9.0 2013 (1.7) (1.8) (3.9) 8.7 2014 (2.5) (1.3) (3.0) 10.1 2015 (2.6) (1.3) (3.4) 11.5 Total ($8.5) ($6.2) ($13.6) $39.3 State Taxpayer Flight (1)

Florida hosted 112 million visitors to the state in 2016. 2017 visitor growth up 3.3% YTD compared to prior year. Tourism is on the Rise Source: Visit Florida Florida Historic Visitor Estimates

AVERAGE 1980 - 2000: .00734 Single Family Housing is a Tailwind Undersupply of housing starts since the crisis exceeds the over supply prior to the crisis. Source: Florida Office of Economic and Demographic Research Oversupply Undersupply

Source: SNL Financial and Bureau of Economic Analysis Superior Markets of Operation 2018 Population by State (mm) GDP ($bn) - Southeast States ’18 – ’23 Proj. HHI Growth – Southeast States ’18 – ’23 Proj. Population Growth – CSFL MSAs

Capital Management

CSFL – Best Positioned Florida Consolidator Source: SNL Financial Data as of MRQ available on all Florida headquartered banks under $20 billion in assets. Public companies are defined as financial institutions traded on a national exchange. 2017 Sunshine Bancorp, Inc. HCBF Holding Company, Inc. 2016 Platinum Bank Holding Co. Gateway Financial Holdings of FL, Inc. 2015 Community Bank of South Florida Hometown of Homestead Banking Co. 2014 First Southern Bancorp 2013 Gulfstream Bancshares 2012 FDIC - Central Florida State Bank FDIC - First Guaranty Bank & Trust Co. 2011 Federal Trust from The Hartford Insurance TD Bank divesture 2010 FDIC - Olde Cypress Community FDIC - Independent National Bank of Ocala FDIC - Community National Bank of Bartow 2009 FDIC - Ocala National Bank 16 transactions announced since 2009 Florida Headquartered Banks – 119

Combined Transactions: Total Assets = $3.2 billion Total Loans = $2.0 billion Total Deposits = $2.6 billion Combined Target Financials (1) + Pricing Multiples Source: SNL Financial Data as of 6/30/17 Excludes purchase accounting adjustments Price / TBV = 186% Price / 2018 earnings with cost saves = 11.4x Cost savings of ~ 40% of combined expense base; Transactions assume 67% phased-in in 2018 and 100% thereafter Attractive Financial Results EPS Accretion: High single-digit TBV Earnback: Under 2.5 years Excluding Impact of Crossing $10 Billion Including Impact of Crossing $10 Billion Initial TBV Dilution: ~3% EPS Accretion: Mid single-digit TBV Earnback: Under 3.0 years Pro Forma Capital Ratios: TCE / TA: 8.7% CET1 Capital Ratio: 11.1% Total Risk-Based Capital Ratio: 12.0%

Pro Forma Consolidation Opportunities 181% growth in deposits per branch 37 166 97 106 2009 …..………………...…………………….……… 2017 37 Branches Average Size $27M 159 Branches Acquired Plus 7 De-novo Branches 97 Branches Consolidated or Sold 106 Branches Average Size $76M

CSFL MSAs of Operation Harbor MSAs of Operation SBCP MSAs of Operation Overlapping MSAs of Operation #7 Community Bank $1,218 million deposits #2 Community Bank $797 million deposits #1 Community Bank $684 million deposits #1 Community Bank $1,523 million deposits #2 Community Bank $528 million deposits #2 Community Bank $810 million deposits Deposit Market Share in Key Markets Pro Forma Deposit Market Share Jacksonville Miami Daytona Beach St. Augustine Vero Beach Boca Raton Miami MSA Orlando Tampa Port St. Lucie Port St. Lucie MSA Lakeland – Winter Haven MSA Tampa – St. Pete MSA Orlando MSA Jacksonville MSA Source: SNL Financial Data as of 6/30/17 Note: Community bank defined as banks with total assets less than $20.0 billion Sarasota MSA Ocala-Gainesville Market #2 Community Bank $1,063 million deposits Sarasota #2 Community Bank $406 million deposits

Operating Performance

TBVPS and Adjusted EPS: Historical and Consensus Forecast *Adjusted Diluted EPS is a Non-GAAP financial measure that excludes gain on extinguishment of debt, gain on sale of AFS securities, gain on sale of trust department, loss on termination of FDIC loss share agreements, deferred tax asset write down and merger-related expenses, net of tax. See reconciliation of GAAP to Non-GAAP measures on slide 27. † Source: SNL Financial and/or analyst reports; reflects consensus estimate TBVPS plus Dividends EPS Consensus 2014 – 2017 CAGR: 10.8% $8.89 $9.16 $10.82 Consensus $12.39 $7.95 2014 – 2017 CAGR: 45.3%

Efficiency Ratio2 Performance Metrics Adjusted ROAA and ROATCE are Non-GAAP financial measures that exclude gain on sale of AFS securities, gain on sale of trust department, deferred tax write down and merger-related expenses, net of tax. ROATCE ratios also exclude amortization of intangible assets, net of tax. Efficiency Ratio and Adjusted Efficiency Ratio are Non-GAAP financial measures. Efficiency Ratio is defined as follows: [non-interest expense – nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – nonrecurring income]. Adjusted Efficiency Ratio also excludes merger-related expenses and amortization of intangibles. See reconciliation of GAAP to Non-GAAP measures on slide 27. Return on Average Tangible Common Equity1 Return on Average Assets1

Number of Deposit Accounts (000’s) Premium Core Deposit Franchise Cost of Deposits 2013 – 2017 CAGR: 10.2% Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, CBF, CHCO, CTBI, FBNC, FCB, HOMB, LION, PSTB, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UCBI and XBKS.

Deposits

Cost of Total Deposits (bps)

3Q15 – 4Q17 CenterState deposit beta equal to 6% compared to the Peer average of 11%



50
45
40
35
30
25
20
15
10
44bps
Peer Average
24 bps
CenterState
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

Loans / Deposits at 12/31/17



94%
86%
CenterState
Peer Average

Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, CBF, CHCO, CTBI, FBNC, FCB, HOMB, LION, PSTB, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UCBI and XBKS.

19

EPS includes corporate overhead allocations. †Annualized Correspondent Banking Income Analysis ($MM) Client Banks Correspondent Banking office Correspondent Earnings Measure(1)   2014 2015 2016 2017     EPS $0.04 $0.14 $0.19 $0.15

Investment Thesis CenterState is among the largest banking companies headquartered in Florida by assets, market capitalization, deposit market share and branch footprint(1). Florida’s economy is strong and will be a beneficiary of tax reform. Premium core deposit franchise with strong checking account base should outperform peers in a rising rate environment. Continued compounded growth in Tangible Book Value per share and Earnings per share creates shareholder value. Source: SNL Financial (1)Data as of MRQ; deposit market share data as of 6/30/17. Note: Community bank defined as institutions with total assets less than $20.0 billion

Supplemental

                  Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 8,183 $ 1,025 MM $125,300   CRE Owner Occupied 2,112 $ 972 MM $460,200 CRE Non-Owner Occupied 1,744 $ 1,574 MM $902,500   Construction, A&D, & Land 861 $ 236 MM $274,100   Commercial & Industrial 4,082 $ 694 MM $170,000   Consumer & All Other 5,302 $ 108 MM $20,400   Total   22,284   $4,609 MM   $206,800 Total Loan Portfolio as of December 31, 2017 Total Loans by Type 1 Total Loans Detail 1 1. Excluding purchased credit-impaired and held for sale loans Loan Relationships n Top 10 represent ~4% of total loans n Top 20 represent ~7% of total loans Consolidated Loan Concentrations C&D loan concentration of 36% CRE loan concentration of 271%

Loans Yields (TEY) (Non-GAAP)1 Average Balances ($ in billions) Excluding PCI loans Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, CBF, CHCO, CTBI, FBNC, FCB, HOMB, LION, PSTB, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, XBKS. Florida peers include all banks headquartered in Florida with total assets between $1 billion and $10 billion. 1. TEY yield on Non-PCI loans is a Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP measures on slide 27. NPAs / Loans & OREO (%) Net Charge-offs (Recoveries) / Average Non PCI loans (%)

Deposit Relationships n Top 10 represent ~4% of total deposits n Top 20 represent ~6% of total deposits Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of December 31, 2017                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 85,401 $ 2,000 MM $23,400   Now Accounts 40,698 $ 1,059 MM $26,000   Savings Deposits 26,572 $ 501 MM $18,900   Money Market 8,789 $ 1,168 MM $132,900 Certificates of Deposits 14,884 $ 833 MM $55,900         Total   176,344   $ 5,561MM   $31,500 Checking Accounts (DDA & NOW) No. of Accounts $ Balance Retail 72% 27% Commercial 28% 73%

Analyst Coverage Source: SNL Financial and/or most recent analyst reports. Firm Analyst Report Date Rating Price Target 2018 Operating EPS Estimate 2019 Operating EPS Estimate Hovde Group LLC Joseph Fenech Feb. 1, 2018 Outperform $31.00 $1.88 $2.19 312-386-5909 Keefe, Bruyette & Brady Gailey, CFA Jan. 31, 2018 Outperform $32.00 $1.85 $2.20 Woods Inc. 404-231-6546 Raymond James Michael Rose Jan. 31, 2018 Outperform 2 $31.00 $1.85 $2.15 Financial Inc. 312-655-2940 Brean Capital, LLC Blair Brantley, CFA Feb. 1, 2018 Buy $31.00 $1.83 $2.14 804-234-1299 Fig Partners LLC John Rodis Feb. 5, 2018 Market Perform $29.00 $1.82 2.13 314-570-2671 Stephens, Inc. Tyler Stafford, CFA Feb. 6, 2018 Equal-Weight $30.00 $1.81 $2.10 501-377-8362 Average Consensus $1.84 $2.15

Reconciliation of GAAP to Non-GAAP Measures   Year Ended       2014   2015   2016   2017     Adjusted net income per share - Diluted                   Earnings per share - Diluted (GAAP) $0.31   $0.85   $0.88   $0.95     Effect to adjust for gain on sale of trust department, net of tax —   —   —    (0.01)     Effect to adjust for loss on termination of FDIC loss share agreements, net of tax —   —   0.24   —     Effect to adjust for merger-related expenses, net of tax 0.18   0.02   0.15   0.15     Effect to adjust for deferred tax asset write down —   —   —   0.32     Adjusted net income per share - Diluted (Non-GAAP) $0.49   $0.87   $1.27   $1.41                           Year Ended   2013   2014   2015   2016   2017 Adjusted return on average assets (Non-GAAP)                   Return on average assets (GAAP) 0.51%   0.38%   1.00%   0.87%   0.88% Effect to adjust for gain on sale of trust department, net of tax —   —   —   —   (0.01%) Effect to adjust for merger-related expenses, net of tax —   0.22%   0.01%   0.14%   0.14% Effect to adjust for termination of FDIC loss share agreements, net of tax —   —   —   0.24%   — Effect to adjust for deferred tax asset write down —   —   —   —   0.29% Adjusted return on average assets (Non-GAAP) 0.51%   0.60%   1.01%   1.25%   1.30%                     Adjusted return on average tangible equity (Non-GAAP)                   Return on average tangible equity (Non-GAAP) 5.9%   4.8%   10.8%   10.7%   10.1% Effect to adjust for gain on early extinguishment of debt, net of tax —   —   —   -0.1%   — Effect to adjust for gain on sale of trust department, net of tax —   —   —   —   (0.1%) Effect to adjust for merger-related expenses, net of tax —   2.5%   0.1%   1.8%   1.5% Effect to adjust for termination of FDIC loss share agreements, net of tax —   —   —   2.8%   — Effect to adjust for deferred tax asset write down —   —   —   —   3.2% Adjusted return on average tangible equity (Non-GAAP) 5.9%   7.2%   10.9%   15.2%   14.6%                     Efficiency ratio (tax equivalent) (Non-GAAP)                   Efficiency ratio (tax equivalent) (Non-GAAP) 85.3%   85.9%   64.8%   70.6%   60.9% Effect to adjust for amortization of intangibles (0.9%)   (1.4%)   (1.3%)   (1.2%)   (1.3%) Effect to adjust for merger-related expenses —   (7.3%)   (0.4%)   (4.6%)   (4.3%) Effect to adjust for termination of FDIC loss share agreements, net of tax —   —   —   (7.1%)   — Adjusted efficiency ratio (Non-GAAP) 84.4%   77.2%   63.1%   57.5%   55.3%                                           Three months ended   Dec. 31, 2016   Mar. 31, 2017   June 30, 2017   Sept. 30, 2017   Dec. 31, 2017 Tax equivalent yields on Non-PCI loans (Non-GAAP)                   Yield on Non-PCI loans 4.38%   4.39%   4.55%   4.54%   4.55% Effect from tax equivalent adjustment 0.06%   0.09%   0.08%   0.07%   0.08% Yield on Non-PCI loans - tax equivalent (Non-GAAP) 4.44%   4.48%   4.63%   4.61%   4.63%

Investor Contacts Ernie Pinner John Corbett Executive Chairman President & Chief Executive Officer epinner@centerstatebank.com jcorbett@centerstatebank.com Steve Young Jennifer Idell Chief Operating Officer Chief Financial Officer syoung@centerstatebank.com jidell@centerstatebank.com